SECURED BORROWING	12 Months Ended
Dec. 31, 2016
SECURED BORROWING [Abstract]
SECURED BORROWING
20.	Secured borrowing

On December 8, 2015, the Company issued RMB417,000 of secured borrowings with an annual interest rate from 5.0% to 6.0% to third party investors through an underwriter, HengTai Securities Co., Ltd. (“HengTai”). The borrowings have maturity terms ranged from one to five years and are secured by the Group’s future leasing revenue from 14 network hospitals. The Company received net proceeds of RMB404,000, which was net of the refundable security deposit of RMB13,000 paid to HengTai. The Company incurred issuance cost of RMB7,506 net off the secured borrowing and will be recognized as interest expense based on effective interest rate.

For the year ended December 31, 2016, secured borrowing of RMB86,000 (US$12,387) was repaid and security deposit of RMB3,661 (US$527) was refunded by HengTai.

RMB85,112 and RMB79,613 (US$11,467) of the secured borrowing due within one year was recorded in “accrued expenses and other liabilities” as of December 31, 2015 and 2016, respectively, and the remaining RMB331,888 and RMB248,604 (US$35,806) was recorded as “long-term secured borrowing” on the consolidated balance sheets as of December 31, 2015 and 2016, respectively.

As of December 31, 2016, the maturity profile of these secured borrowings is as follows:

	RMB	US$
Within one year	79,613	11,467
Between one and two years	85,105	12,258
Between two and three years	81,603	11,753
Between three and four years	81,896	11,795
	328,217	47,273